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                           BRIDGEWAY FUNDS, INC.

                        AGGRESSIVE INVESTORS 1 FUND
                        AGGRESSIVE INVESTORS 2 FUND
                      ULTRA SMALL COMPANY MARKET FUND
                           MICRO-CAP LIMITED FUND

                     SUPPLEMENT DATED MARCH 31, 2005 TO
                     PROSPECTUS DATED OCTOBER 28, 2004


AGGRESSIVE INVESTORS 1 FUND

         Footnote 3 to the Aggressive Investors 1 Fee Table appearing in the Prospectus under the heading "Aggressive Investors 1 Fund" is replaced in its entirety with the following:

         3. The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.80% on an annual basis.

AGGRESSIVE INVESTORS 2 FUND

         Footnote 3 to the Aggressive Investors 2 Fund Fee Table appearing in the Prospectus under the heading "Aggressive Investors 2 Fund" is replaced in its entirety with the following:

         3. The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure that net expenses do not exceed 1.75% on an annual basis.

ULTRA SMALL COMPANY MARKET FUND

         The second sentence of footnote 2 to the Ultra Small Company Market Fund Fee Table appearing in the Prospectus under the heading "Ultra Small Company Market Fund" is replaced in its entirety with the following:

            Separately, a 2% redemption fee will be charged for shares held less than six months, except that such redemption fee may not be charged to investors holding shares in certain omnibus or other institutional accounts or in certain tax exempt retirement or savings plans.

         The third sentence of the first paragraph appearing under the heading "Ultra Small Company Market Fund - Ultra Small Company Market Redemption Fee" is replaced in its entirety with the following:

            Shareholders who redeem within six months of a purchase will automatically incur a 2% redemption fee, except that such
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            redemption fee may not be charged to investors holding shares in certain omnibus or other institutional accounts or in certain tax exempt retirement or savings plans.

MICRO-CAP LIMITED FUND

         Effective April 1, 2005, the status of Micro-Cap Limited Fund will change from a closed fund to a fund that is closed to new investors. That change will allow current shareholders and certain other investors, such as participants in employee benefit plans or retirement plans, to purchase shares of Micro-Cap Limited Fund. See the discussion in the statement of additional information of Bridgeway Funds under the heading "Closed Fund Status Definitions" for more information on funds closed to new investors. Accordingly, the Prospectus is supplemented as follows:

         o The cover page of the Prospectus, and the heading "Micro-Cap Limited Fund" on page 22 of the Prospectus, are revised to indicate that Micro-Cap Limited Fund is closed to new investors.

         o The third sentence in the paragraph appearing under the heading "Micro-Cap Limited Fund - Fund Closing Commitment" is deleted in its entirety.

         o The first sentence of the third paragraph appearing under the heading "Micro-Cap Limited Fund - Principal Risk Factors" is deleted in its entirety.

         The second and third sentences of the first paragraph appearing under the heading "The Micro-Cap Limited Fund - Principal Investment Strategy" are replaced in their entirety with the following:

            "Micro-cap" companies are those with a market capitalization the size of the second and third smallest 10% of those listed on the New York Stock Exchange, although a majority of stocks in this Fund are listed on the NASDAQ rather than the New York Stock Exchange. As of December 31, 2004, this group included stocks with a market capitalization between $284 million and $864 million.

         Footnote 3 to the Micro-Cap Limited Fund Fee Table appearing in the Prospectus under the heading "Micro-Cap Limited Fund" is replaced in its entirety with the following:

         3. The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expense do not exceed 1.85% on an annual basis.


         THIS INFORMATION SUPPLEMENTS THE PROSPECTUS OF BRIDGEWAY FUNDS, INC. DATED OCTOBER 28, 2004. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


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